UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2011

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

1-11840                   36-3871531

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(Commission File Number)          (IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois      60062

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(Address of Principal Executive Offices)    (Zip Code)

Registrant’s   telephone   number,   including  area  code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On May 18, 2011, The Allstate Corporation issued a press release announcing its agreement to acquire Esurance and Answer Financial from White Mountains Insurance Group, Ltd.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

Attached hereto as Exhibit 99.2, and incorporated herein by reference, is the slide presentation for The Allstate Corporation’s webcast on May 18, 2011 regarding its agreement to acquire Esurance and Answer Financial. The slide presentation is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.                                Description

99.1

Press release of The Allstate Corporation, dated May 18, 2011, announcing its agreement to acquire Esurance and Answer Financial.  The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

99.2	Slide presentation for The Allstate Corporation’s webcast on May 18, 2011. The slide presentation is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/Mary J. McGinn
	Name:	Mary J. McGinn
	Title:	Senior Vice President, Secretary
and Deputy General Counsel

Date: May 18, 2011

Exhibit Index

Exhibit No.                                Description

99.1

Press release of The Allstate Corporation, dated May 18, 2011, announcing its agreement to acquire Esurance and Answer Financial.  The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

99.2	Slide presentation for The Allstate Corporation’s webcast on May 18, 2011. The slide presentation is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.